Exhibit 10.3

AMENDMENT NUMBER TWO TO FINANCING AGREEMENT

This AMENDMENT NUMBER TWO TO FINANCING AGREEMENT (this “Amendment”), dated as of December 31, 2004, is entered into by and among MATTRESS FIRM, INC., a Delaware corporation (“MFI”), GEORGIA MATTRESS CORP., a Georgia corporation (“GMC”), and ELITE MANAGEMENT TEAM, INC., a Georgia corporation (“EMT”; and together with MFI and GMC, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), MATTRESS HOLDING CORP., a Delaware corporation (“Parent”), each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Ableco as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, MFI, Parent, Guarantors, Administrative Agent, Collateral Agent, and the Lenders are parties to that certain Financing Agreement, dated as of March 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, MFI has requested that GMC and EMT be joined as additional Borrowers under the Financing Agreement and has requested that the Agents and the Lenders agree to certain other amendments to the Financing Agreement as set forth herein; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Agents and the Lenders are willing to so amend the Financing Agreement pursuant to the terms set forth herein.

NOW, THEREFORE, for good ;and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2.             AMENDMENTS TO FINANCING AGREEMENT.

(a)           The first paragraph of the “Recitals” to Financing Agreement hereby is amended and restated in its entirety to read as follows:

“The Borrower has asked the Lenders to extend credit to the Borrower consisting of (a) a term loan designated as “Term Loan A” in the aggregate principal amount of $5,958,333.32, (b) a term loan designated as “Term Loan B” in the aggregate principal amount of $6,019,576.30, consisting of $4,000,000 disbursed on the First Amendment Effective Date, $2,000,000 disbursed on the Second Amendment Effective Date and certain Term Loan B PIK Amounts (as hereinafter defined) that accrued between the First Amendment Effective Date and December 1, 2004 and (c) a revolving credit facility in an aggregate amount not to exceed $6,000,000 at any time outstanding.  The proceeds of the term loans and the loans made under the revolving credit facility shall be used to repay existing indebtedness of the Borrower, for general working capital purposes of the Borrower and the Guarantors, and to pay fees and expenses related to this Agreement.  The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.”

(b)           Section 1.01 of the Financing Agreement hereby is amended by adding the following defined terms in proper alphabetical order or amending and restating the following definitions in their entirety, as the case may be:

“Change of Control” means each occurrence of any of the following:

(a)           the Permitted Holders shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), in the aggregate, of at least 100% of the aggregate outstanding voting power of the Capital Stock of Parent or at least 51% of the outstanding non-voting power of the Capital Stock of Parent,

(b)           Parent ceases to own and control directly 100% of the Capital Stock of the Borrower; provided that the indirect ownership by Parent of the Capital Stock of Elite until the consummation of the Elite-GMC Merger shall not constitute a Change of Control,

(c)           the Borrower cease to own, directly or indirectly, and control 100% of the Capital Stock of any Guarantor (other than Parent) or any of the Borrower’s Subsidiaries, unless otherwise permitted hereunder,

(d)           (i) Parent consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its property and assets to any Person, or (ii) any entity consolidates with or merges into Parent, which in either event (i) or (ii) is pursuant to a transaction in which the outstanding voting Capital Stock of Parent is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction in which the Permitted Holder have a beneficial ownership in the aggregate of at least 100% of the aggregate outstanding voting power of the Capital Stock of the resulting, surviving or transferee entity or at least 51% of the outstanding non-voting power of the Capital Stock of the resulting, surviving or transferee entity.

“Elite” means Elite Management Team, Inc., a Georgia corporation.

“Elite Acquisition” means the acquisition by GMC of all of the issued and outstanding Capital Stock of Elite, in accordance with the Elite Acquisition Agreement.

“Elite Acquisition Agreement” means that certain Acquisition Agreement and Plan of Reorganization, dated as of December 31, 2004, among Parent, GMC and each of the stockholders of Elite.

“Elite-GMC Merger” means the merger of Elite with and into GMC with GMC being the surviving corporation, in accordance with the Elite-GMC Merger Agreement.

“Elite-GMC Meter Agreement” means that certain Plan of Merger between Elite and GMC.

“Elite Shareholder Demand Notes” means those certain demand promissory notes, dated as of December 30, 2004, in the aggregate principal amount of $1,500,000, payable by Elite to the former shareholders of Elite, which are being paid in full concurrently with the consummation of the Elite Acquisition.

“Elite Shareholder Notes” means those certain subordinated promissory notes, dated as of December 31, 2004, in the aggregate principal amount of $1,500,000, payable by Elite to the former shareholders of Elite, in form and substance satisfactory to Collateral Agent.

“GMC” means Georgia Mattress Corp., a Georgia corporation and wholly-owned Subsidiary of Parent.

“Second Amendment” means that certain Amendment Number Two to Financing Agreement, dated as of December 31, 2004, among Borrower, Parent, Guarantors, Administrative Agent, Collateral Agent and Lenders.

“Second Amendment Effective Date” means the date that all of the conditions set forth in Section 5 of the Second Amendment shall be satisfied (or waived by the Collateral Agent in its sole discretion).

“Subordinated Note” means that certain Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of March 31, 2004 in the principal amount of $17,000,000.00 by Borrower in favor of Subco, as amended by Amendment Number One to Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of June 1, 2004, Amendment Number Two to Second Amended and Restated Secured Senior Subordinated Promissory Note dated as of October 18, 2004, and Amendment Number Three to Second Amended and Restated

Secured Senior Subordinated Promissory Note dated as of December 31, 2004.

“Term Loan B” means, collectively, the loans made by the Term Loan B Lenders to the Borrower on the First Amendment Effective Date and the Second Amendment Effective Date pursuant to Section 2.01(a)(iii) and the Term Loan B PIK Amount.

“Total Term Loan B Commitment” means $6,019,576.30, which amount is the sum of the amounts of the Lenders’ Term Loan B Commitments.

(c)           Section 2.01(a)(iii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(iii)        each Term Loan B Lender severally agrees to make its portion of the Term Loan B to the Borrower on the First Amendment Effective Date and the Second Amendment Effective Date, as applicable, in an aggregate principal amount equal to the amount of such Lender’s Term Loan B Commitment.”

(d)           Section 2.01(b)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)         The aggregate principal amount of the Term Loan A made on the Effective Date shall not exceed the Total Term Loan A Commitment.  The aggregate principal amount of the Term Loan B made on the First Amendment Effective Date and the Second Amendment Effective Date shall not exceed the Total Term Loan B Commitment.  Any principal amount of the Term Loans that is repaid or prepaid may not be reborrowed.”

(e)           The second sentence of Section 2.02(a) of the Financing Agreement hereby is amended by deleting the words “with respect to the Term Loans, on the Effective Date” and replacing them with the words “with respect to the Term Loan A, on the Effective Date, and with respect to the Term Loan B, on the First Amendment Effective Date and the Second Amendment Effective Date, as applicable.”

(f)            Section 6.01(t) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(t) Use of Proceeds.  The proceeds of the Loans shall be used (a) in the case of the Term Loan A and the initial Revolving Loans, to refinance the Existing Debt, (b) in the case of the portion of the Term Loan B funded on the Second Amendment Effective Date, to fund the repayment of the Elite Shareholder Demand Notes, (c) to pay fees and expenses in connection with the transactions contemplated hereby, and (d) to fund working capital of the Borrower and the Guarantors, including the making of scheduled payments on the Elite Shareholder Notes so long as, with respect to each such scheduled payment (a) no Event of Default exists immediately before or immediately after giving effect to such payment and (b) there is Availability of at least $3,000,000 at all times within 30 days prior to the date of such payment and immediately after giving effect to such payment.”

(g)           Section 7.02(c) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(c) Fundamental Changes; Dispositions.  Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets (including, without limitation granting a new franchise, approving the opening of a new store by a franchisee of a Loan Party, selling, closing or otherwise disposing of one or more store locations), whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that

(i)  any Guarantor (other than Parent) may be (x) merged with and into any other Guarantor (other than Parent) or with and into the Borrower, or (y) liquidated or dissolved, in each case, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agents at least 30 days prior written notice of such merger, liquidation or dissolution, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger, liquidation, or dissolution, and (E) the surviving Person in any merger or consolidation with the Borrower shall be the Borrower and (F) the surviving Person in any merger or consolidation is joined as a Loan Party hereunder and is a party to a Security Agreement and the Capital Stock of such Person is the subject of a Pledge Agreement, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger or consolidation;

(ii)  any Loan Party and its Subsidiaries may make Permitted Dispositions; and

(iii)  the Elite-GMC Merger may be consummated so long as it is completed within 20 Business Days after the consummation of the Elite Acquisition.”

(h)           Section 7.02(e) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(e) Loans, Advances, Investments, Etc.  Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for:  (i) investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) temporary loans and advances in cash among the Loan Parties made in the ordinary course of business, (iii) agreements with franchisees entered into in the ordinary course of business permitting such franchisees to pay any applicable Up Front Franchise Fee to the applicable Loan Party over time in a manner that is consistent with historical practices, (iv) Permitted Investments, and (v) the Elite Acquisition, so long as the Elite-GMC Merger is consummated within 20 Business Days after the Elite Acquisition is consummated.

(i)            Schedules C-1, 6.01(e) and 6.01(ff) of the Financing Agreement hereby are replaced in their entirety with Schedule C-1, Schedule 6.01(e) and Schedule 6.01(ff), respectively, attached hereto and incorporated herein by this reference.

3.             JOINDER TO FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS. GMC and Elite hereby join in and agree to be bound by each and all of the provisions of the Financing Agreement and the other Loan Documents to which the Borrower is a party, and, in so doing, each of such Persons hereby becomes a Borrower.  Without limiting the generality of the foregoing, each of GMC and Elite, as a Borrower, hereby (a) agrees to be bound by each provision in the Loan Agreement and each other Loan Document to which the Borrower is a party as a party thereto, mutatis mutandis and (b) acknowledges that the Collateral Agent may file an all assets UCC-1 financing statement on it in the state in which it is organized.  From and after the Second Amendment Effective Date, each reference in the Financing Agreement or any other Loan Document to the Borrower shall be deemed to include GMC and Elite.  Each of the Borrowers, including GMC and Elite, agrees that it is jointly and severally obligated for the payment and performance of the Obligations.

4.             REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

(a)           It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party.

The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)           This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;

(d)           Except for Events of Default under Section 7.03 of the Financing Agreement as previously disclosed to Administrative Agent, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment (it being understood that the foregoing acknowledgement of the existence of certain Events of Default shall not be construed to be a waiver of such Events of Default); and

(e)           After giving effect to this Amendment and except, with respect to Section 6.01(kk) of the Financing Agreement, for the existence of Events of Default under Section 7.03 of the Financing Agreement as previously disclosed to the Administrative Agent, the representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date) (it being understood that the foregoing acknowledgement of the existence of certain Events of Default shall not be construed to be a waiver of such Events of Default).

5.             CONDITIONS PRECEDENT TO AMENDMENT.

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           Collateral Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

(b)           Collateral Agent shall have received a Security Agreement, duly executed and delivered by GMC and Elite, and the same shall be in full force and effect.

(c)           Collateral Agent shall have received an Addendum to the Pledge Agreement, duly executed and delivered by all the Loan Parties, and the same shall be in full force and effect, together with the original certificates representing all of the Capital Stock of GMC accompanied by undated stock powers executed in blank.

(d)           Collateral Agent shall have received certified copies of UCC searches, listing all effective financing statements which name GMC and Elite as debtors, together with copies of such financing statements, none of which, except as otherwise agreed in writing by Collateral Agent, shall cover any of the Collateral.

(e)           Collateral Agent shall have received that certain Amendment Number Two to Financing Agreement, dated of even date herewith, duly executed and delivered by Subco, the lenders from time to time party thereto, and Ableco, as collateral and administrative agent thereunder, and the same shall be in full force and effect.

(f)            Collateral Agent shall have received Amendment Number Three to the Subordinated Note, in form and substance satisfactory to Agents, duly executed and delivered by the Borrower and Subco, and the same shall be in full force and effect.

(g)           Collateral Agent shall have received that certain amended and restated participation agreement dated as of January 3, 2004, duly executed and delivered by Ableco and SCSF Mattress Firm II, LLC, a Delaware limited liability company, and the same shall be in full force and effect.

(h)           Administrative Agent shall have received, in accordance with that certain Flow of Funds Agreement dated as of December 31, 2004 by and among the Borrowers, the Agent and the Lender, a non-refundable amendment fee in the amount of $20,000, solely for Administrative Agent’s own account and not for the account of any Lender.

(i)            Collateral Agent shall have received a copy of the unanimous written consent of the board of directors or board of managers (as applicable) of each Loan Party, including GMC and Elite, certified as of the Second Amendment Effective Date by an Authorized Officer thereof, (A) authorizing the borrowings hereunder and the transactions contemplated by this Amendment and (B) authorizing the execution, delivery and performance by such Loan Party of this Amendment and the execution and delivery of the other documents to be delivered by such Loan Party in connection herewith.

(j)            Collateral Agent shall have received the articles of incorporation and bylaws of GMC and Elite, together will all amendments thereto, certified as of the Second Amendment Effective Date by an Authorized Officer of GMC or Elite, as applicable.

(k)           Collateral Agent shall have received a certificate of good standing with respect to GMC issued by the Georgia Secretary of State and certificates of good standing with respect to Elite issued by the North Carolina Secretary of State and the Georgia Secretary of State.

(l)            Collateral Agent shall have received fully executed copies of the Elite Shareholder Notes, and the Elite Acquisition Agreement and all documents and agreements ancillary thereto, including the Earnout Agreement (as defined in the Elite Acquisition

Agreement), all of the foregoing being satisfactory to Collateral Agent (including the subordination provisions contained in such promissory notes) and certified by an Authorized Officer of GMC.

(m)          Collateral Agent shall have received satisfactory evidence that the Elite Acquisition has closed (or will close concurrently with the funding of that portion of Term Loan B which is to be funded on the Second Amendment Effective Date) in accordance with the terms of the Elite Acquisition Agreement.

(n)           Collateral Agent shall have received payment from the Borrower of all unreimbursed costs and expenses that are payable under Section 12.04 of the Financing Agreement, including without limitation the outstanding fees and expenses of Paul, Hastings, Janofsky & Walker LLP incurred through the Second Amendment Effective Date.

(o)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Loan Party, either Agent, or any Lender.

6.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

7.             ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.  The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any further or other matter, under the Loan Documents.

8.             COUNTERPARTS; TELECOPY EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.             MISCELLANEOUS.

(a)           Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b)           Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(c)           Notwithstanding anything to the contrary contained in Article V of the Financing Agreement, the Term Loan B Lenders agree to fund $2,000,000 of Term Loan B on or after the Second Amendment Effective Date in accordance with this Amendment and the Financing Agreement, notwithstanding the existence of the Events of Default that have occurred due to violations of Section 7.03 of the Financing Agreement that have been disclosed to the Administrative Agent, and the Agents and the Lenders consent to the foregoing (it being understood that the foregoing acknowledgement of the occurrence of certain Events of Default shall not be construed to be a waiver of such Events of Default).

(d)           Notwithstanding anything to the contrary contained in the Financing Agreement or any other Loan Document, the Agents and the Lenders agree that the Borrowers shall not be required to be in compliance with Section 8.01 of the Financing Agreement as to the operations and cash management of Elite until 30 days after the Second Amendment Effective Date, and the failure by the Borrowers to so comply with Section 8.01 during such 30 day period shall not constitute a Default or an Event of Default under any of the Loan Documents.

(e)           The Agents and the Lenders acknowledge and agree that the Elite Shareholder Notes constitute Subordinated Debt, as defined in the Financing Agreement, but shall not be subject to the mandatory prepayment requirements set forth in Section 2.05(c)(v) of the Financing Agreement.

(f)            The Borrowers agree to deliver to the Agents revised financial projections, in form and substance satisfactory to the Agents and otherwise in accordance with Section 7.01(a)(vi) of the Financing Agreement, no later than January 31, 2005.  The Borrowers and the Agents and the Lenders agree to negotiate in good faith to re-set the financial covenants set forth in Section 7.03 of the Financing Agreement, based on the revised projections delivered pursuant to the preceding sentence and at levels that are consistent with the methodology previously used in setting such covenants under the Financing Agreement, no later than February 10, 2005.

(g)           Except as expressly provided herein, (i) the Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter

(including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents.  No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWERS:

MATTRESS FIRM, INC.,
a Delaware corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: CFO

GEORGIA MATTRESS CORP.,
a Georgia corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Secretary

ELITE MANAGEMENT TEAM, INC.,
a Georgia corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO FINANCING AGREEMENT]

GUARANTORS:

MATTRESS HOLDING CORP.,
a Delaware corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS FIRM INVESTMENT MANAGEMENT, INC.,
an Arizona corporation

By:	/s/ Marc Leder
Name: Marc Leder
Title:

FESTRO, INC.,
a Texas corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO FINANCING AGREEMENT]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership

	By:	Festro, Inc., its general partner

	By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS VENTURE INVESTMENT MANAGEMENT, LLC,
an Arizona limited liability company

By:	/s/ Marc Leder
Name: Marc Leder
Title:

FESTRO II, LLC,
a Texas limited liability company

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

	By:	Festro II, LLC, its general partner

	By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO FINANCING AGREEMENT]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

ABLECO FINANCE LLC,
a Delaware limited liability company

By:	/s/ Alexander J. Ornstein
Name: Alexander J. Ornstein
Title: Vice President

LENDERS:

ABLECO FINANCE LLC,
a Delaware limited liability company,
on behalf of itself and its affiliate assigns

By:	/s/ Alexander J. Ornstein
Name: Alexander J. Ornstein
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO FINANCING AGREEMENT]

SCHEDULE C-1

Lenders and Lenders’ Commitments

LENDER	REVOLVING CREDIT COMMITMENT	TERM LOAN A COMMITMENT	TERM LOAN B COMMITMENT	TOTAL COMMITMENT
Ableco Finance LLC and its affiliate assigns	$6,000,000	$5,958,333.32	$6,019,576.30	$17,977,909.62
All Lenders	$6,000,000	$5,958,333.32	$6,019,576.30	$17,977,909.62

SCHEDULE 6.01(e)

Subsidiaries

Name of Entity*	Type	Jurisdiction	Ownership	Liens**
Mattress Firm, Inc. (“MFI”)	corp.	Delaware	100% of common stock (1,010.7135 shares) owned by Parent	None.
Mattress Firm Investment Management, Inc.	corp.	Arizona	100% of common stock (1,000 shares) owned by MFI	None.
Festro, Inc.	corp.	Texas	100% of common stock (3,000 shares) owned by MFI	None.
TeamExcel Management Company	corp.	Texas	100% of common stock (806 shares) owned by MFI	None.
Mattress Firm Operating, Ltd.	LP	Texas	GP interest (1%): owned by Festro, Inc. LP interest (99%): owned by Mattress Firm Investment Management, Inc.	None.
Mattress Venture Investment Management, LLC	LLC	Arizona	100% membership interest, owned by Mattress Firm Operating, Ltd.	None.
Festro II, LLC	LLC	Texas	100% membership interest, owned by Mattress Firm Operating, Ltd.	None.
The Mattress Venture, L.P.	LP	Texas	GP interest (1%): owned by Festro II, Inc. LP interest (99%): owned by Mattress Venture Investment Management, LLC	None.
Georgia Mattress Corp. (“GMC”)	corp.	Georgia	100% of common stock (100 shares) owned by Parent	None.
Elite Management Team, Inc.	corp.	Georgia	100% of common stock (640,145.84 shares) owned by GMC	None.

*                                         Excludes MFA, as this entity is not a “Subsidiary” (as defined) on the Second Amendment Effective Date.

**           Except for Liens securing the Obligations, and other Permitted Liens.

SCHEDULE 6.01(ff)

Collateral Locations

Tangible Collateral (except for Inventory in transit) is located at the following locations:

1.                                      Locations set forth on Schedule 6.01(o).

2.                                      Damaged/returned Inventory from time to time temporarily in possession of supplier or service provider for repair/replacement.

3.                                      Vehicles and Equipment:  At the Houston corporate office and various warehouse locations set forth on Schedule 6.01(o) and identified below by location number:

Loc No. 116, 220, 400, 500, 606, 900, 1401, 1501, 1608, 2000, 2105, 2204, 2500, 2706, 3701, 3900, 4100 and 4201

4.                                      The following locations:

North Point Market, Alpharetta, GA

Perimeter Pointe, Atlanta, GA

Lawrenceville, GA

Buckhead, Atlanta, GA

Barrett, Kennesaw, GA

Southlake, Morrow, GA

Cobb Parkway, Marietta, GA

Austell, GA

Norcross Supercenter, Norcross, GA

Douglasville, GA

Pleasant Hill — West, Duluth, GA

Mall of Georgia, Buford, GA

Cumming, GA,

Midtown, Atlanta, GA

Conyers, GA

Pleasant Hill, Duluth, GA

Snellville Pavillion, Snellville, GA

East Cobb, Marietta, GA

John’s Creek, Suwannee, GA

Hiram, GA

Forum, Norcross, GA

Stonecrest, Lithonia, GA

Barron’s Tower Place, Snellville, GA

North DeKalb, Decatur, GA

Stone Mountain, GA

Roswell Whse 799, Roswell, GA

Roswell Whse 799A, Roswell, GA

New Hope, Durham, NC

Glenwood, Raleigh, NC

Garner, Raleigh, NC

North Capital, Raleigh, NC

Cary, NC

North Durham, Durham, NC

Alexander Place, Raleigh, NC

Beaver Creek Commons, Apex, NC

Mebane Warehouse, Mebane, NC

High Point, Greensboro, NC

Winston-Salem, NC

East Chester, Highpoint, NC

Lawndale, Greensboro, NC

Oak Summit, Winston Salem, NC

Wendover Village, Greensboro, NC

Stratford Commons, Winston Salem, NC

Independence, Charlotte, NC

Pineville, NC

University, Charlotte, NC

Lake Norman, Huntersville, NC

Sycamore Commons, Matthews, NC

Southpark, Charlotte, NC

Gastonia Clearance, Gastonia, NC

Charlotte Warehouse, Charlotte, NC

Haywood, Greenville, SC

Asheville, NC

Woodruff, Greenville, SC

Cherrydale Point, Greenville, SC

Golden Oaks Warehouse, Greenville, SC

North Rivers, Charleston, SC

Mount Pleasant, SC

West Ashley, Charleston, SC

Charleston Whs, North Charleston, SC

Charleston Warehouse, North Charleston, SC

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